John Hancock Trust
Supplement dated December 17, 2007
to the Prospectus dated May 1, 2007
U.S. Global Leaders Growth Trust
Agreement and Plan of Reorganization
At a meeting held on December 13-14, 2007, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the U.S. Global Leaders Growth Trust will be merged into the Blue Chip Growth Trust.
The Plan requires the approval of the shareholders of the U.S. Global Leaders Growth Trust, and a shareholders meeting to approve the Plan has been scheduled for April 14, 2008. If the Plan is approved by shareholders, it is expected that the merger will take place immediately after the close of business on April 25, 2008.
Subadviser Change
At the December 13-14, 2007 Board of Trustees meeting, the Board approved changing the subadviser for the U.S. Global Leaders Growth Trust from Sustainable Growth Advisers, L.P. to T. Rowe Price Associates, Inc. (“T. Rowe Price”), effective as of the time the net asset value is determined on January 17, 2008. The new subadvisory agreement with T. Rowe Price will not result in any change in the level or scope of subadvisory services provided to the Fund.
Investment Policy Changes
At the December 13-14, 2007 Board of Trustees meeting, the Board approved the amended and restated investment policies described in Appendix A below.
Voluntary Expense Cap
Effective January 1, 2008, the Adviser has agreed to reduce its advisory fee for a class of shares of the U.S. Global Leaders Growth Trust in an amount equal to the amount by which the Expenses of such class of the U.S. Global Leaders Growth Trust exceed the Expense Limit set forth below and, if necessary, to remit to that class of the U.S. Global Leaders Growth Trust an amount necessary to ensure that such Expenses do not exceed that Expense Limit. “Expenses” means all the expenses of a class of the U.S. Global Leaders Growth Trust excluding: (a) Rule 12b-1 fees, (b) taxes, (c) portfolio brokerage commissions, (d) interest, and (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of the U.S. Global Leaders Growth Trust.
Expense Limit (as a percentage of the average annual net assets of the U.S. Global Leaders Growth Trust attributable to the class): 0.71%.
This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.

Dynamic Growth Trust
Agreement and Plan of Reorganization
At a meeting held on December 13-14, 2007, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Dynamic Growth Trust will be merged into the Mid Cap Stock Trust.
The Plan requires the approval of the shareholders of the Dynamic Growth Trust, and a shareholders meeting to approve the Plan has been scheduled for April 14, 2008. If the Plan is approved by shareholders, it is expected that the merger will take place immediately after the close of business on April 25, 2008.
Subadviser Change
At the December 13-14, 2007 Board of Trustees meeting, the Board approved changing the subadviser for the Dynamic Growth Trust from Deutsche Investment Management Americas Inc. to Wellington Management Company, LLP (“Wellington”), effective as of the time the net asset value is determined on December 14, 2007. The new subadvisory agreement with Wellington will not result in any change in the level or quality of subadvisory services provided to the Fund or in advisory rates.
Investment Policy Changes
At the December 13-14, 2007 Board of Trustees meeting, the Board approved the amended and restated investment policies described in Appendix B below.
Growth & Income Trust
Agreement and Plan of Reorganization
At a meeting held on December 13-14, 2007, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Growth & Income Trust will be merged into the Quantitative All Cap Trust.
The Plan requires the approval of the shareholders of the Growth & Income Trust, and a shareholders meeting to approve the Plan has been scheduled for April 14, 2008. If the Plan is approved by shareholders, it is expected that the merger will take place immediately after the close of business on April 25, 2008.
Quantitative All Cap Trust
The advisory fee for the Quantitative All Cap Trust will be reduced effective April 25, 2008 (or the effective date of the merger of the Growth & Income Trust into the Quantitative All Cap Trust as describe above if that date is later) The new advisory fee will be:

	First	Excess Over
	$2.5 billion of	$2.5 billion of
	Aggregate	Aggregate
Fund	Net Assets	Net Assets
Quantitative All Cap(1)	0.675%	0.650%

(1) Aggregate Net Assets include the net assets of the Quantitative All Cap Trust, a series of John Hancock Trust, and the Quantitative All Cap Fund, a series of John Hancock Funds II.
Quantitative Mid Cap Trust
Agreement and Plan of Reorganization
At a meeting held on December 13-14, 2007, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Quantitative Mid Cap Trust will be merged into the Mid Cap Index Trust.
The Plan requires the approval of the shareholders of the Quantitative Mid Cap Trust, and a shareholders meeting to approve the Plan has been scheduled for April 14, 2008. If the Plan is approved by shareholders, it is expected that the merger will take place immediately after the close of business on or about April 25, 2008.
International Value Trust
At a meeting held on December 13-14, 2007, the Board of Trustees approved the sub-subadvisory agreement between Templeton Investment Counsel, LLC and Templeton Global Advisors Limited (“Templeton”) appointing Templeton as a sub-subadivser to the International Value Trust. Templeton is an affiliate of Templeton Investment Counsel, LLC, is located in Nassau, Bahamas and has been in the business of providing investment advisory services since 1954. Both Templeton Investment Counsel, LLC and Templeton are indirect wholly owned subsidiaries of Franklin Resources, Inc. Tucker Scott, a portfolio manager to the International Value Trust, is an employee of Templeton.
Emerging Small Company Trust
Effective December 17, 2007, the investment policies of the Fund have been amended to permit the Fund to invest up to 25% of its net assets in foreign securities.
Utilities Trust
Effective December 17, 2007, the investment policies of the Fund have been amended to permit the Fund to invest up to 40% of its net assets in foreign securities (including emerging market securities, Brady bonds and depositary receipts).
American Blue Chip Income and Growth Trust
The following information replaces the biographical information for J. Dale Harvey found under the “Management of JHT” section under “Capital Research Management Company:”

Primary Title with
Investment Adviser (or
Portfolio Counselor	Portfolio Counselor	Affiliate) and Investment	Portfolio Counselor’s
for the Series/Title	Experience in the	Experience During the Past	Role in Management of
(If Applicable)	Fund (s)	Five Years	the Fund(s)
Chris Buchbinder	Blue Chip Income and Growth Fund — less than 1 year	Senior Vice President — Capital Research Global Investors, and Director, Capital Research Company Investment professional for 12 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio counselor for Blue Chip Income and Growth Fund
James B. Lovelace	Blue Chip Income and Growth Fund — less than 1 year	Senior Vice President — Capital Research Global Investors, and Director, Capital Research and Management Company

		Investment professional for 25 years, all with Capital Research and Management Company or affiliate	Serves as an equity portfolio counselor for Blue Chip Income and Growth Fund

Appendix A
Amend and Restated Investment Policies
U.S. Global Leaders Growth Trust

Investment Strategies:	Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in common stocks of companies the subadviser regards, at the time of investment, as “U.S. Global Leaders.” These are companies determined by the subadviser as well established in their industries with the potential for above average sustainable long-term growth.
The subadviser considers U.S. Global Leaders to be large and medium-sized U.S. blue chip growth companies that typically exhibit the following characteristics:
•      Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, may lead to higher earnings growth and greater share price appreciation.
•      Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company’s long-term growth prospects. The subadviser’s analysts will evaluate the depth and breadth of a company’s management experience.
•      Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.
The subadviser seeks to identify companies with superior long-term growth prospects and to continue to own them as long as the subadviser believes they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.
While most of the assets of the Fund are invested in U.S. common stocks, the Fund may also purchase other types of securities, including (i) U.S. and non-U.S. dollar denominated foreign securities (up to 20% of its net assets) including depositary receipts (ADRs), (ii) convertible stocks, warrants and bonds, (iii) futures and options and (iv) other types of equity securities. Investments in securities convertible into common stocks are considered “common stocks” for purposes of the Fund’s requirement to invest 80% of its net assets in common stocks. Investments in non-convertible preferred stocks and debt securities are limited to 20% of total assets.
The Fund may invest in debt securities of any type, including municipal securities, without regard to quality or rating. Such securities would be issued by companies, municipalities and other entities which meet the investment criteria for the Fund but may include non-investment grade debt securities (“junk bonds”). The Fund will not purchase a non-investment grade debt security if, immediately after such purchase, the Fund would have more than 5% of its total assets invested in such securities. The Fund’s investments in convertible securities are not subject to this limit.
The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.
The Fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.
In pursuing the Fund’s investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Appendix B
Amend and Restated Investment Policies
Dynamic Growth Trust

Investment Strategies:	Under normal market conditions, the Fund invests at least 80% of its net assets in stocks and other equity securities of medium-sized U.S. companies with strong growth potential that are within the market capitalization range, at the time of investment, of the Russell MidCap Growth Index or the S&P Mid Cap 400 Index. As of October 31, 2007, the average market capitalization of companies in the Russell MidCap Growth Index ranged from $835 million to $31.12 billion and the average market capitalization of companies in the S&P Mid Cap 400 Index ranged from $340 million to $12.339 billion.
     The subadviser believes these medium-sized companies contain the greatest concentration of businesses with significant growth prospects.
     The subadviser focuses on individual security selection rather than industry selection. The subadviser uses an active process which combines financial analysis with company visits to evaluate management and strategies. The subadviser may invest in internet related companies.
     The Fund may invest in convertible securities when it is more advantageous than investing in a company’s common stock. The Fund may also invest up to 25% of its net assets in stocks and other securities of foreign companies.
     Company research lies at the heart of the subadviser’s investment process. The subadviser uses a “bottom-up” approach to picking securities. This approach focuses on individual stock selection rather than industry selection.
     The subadviser focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.
     The subadviser emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.
     The subadviser generally seeks companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.
Principal Risks of Investing in this Fund
     The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:
•	Active Management Risk

•	Equity Securities Risk

•	Foreign Securities Risk

•	High Portfolio Turnover Risk

•	Issuer Risk

•	Liquidity Risk

•	Small and Medium Size Companies Risk